UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2003


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


              0-29630                                      98-0359573
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     (Commission File Number)               (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                             (Zip code)

Registrant's telephone number, including area code              44 1256 894 000



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          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits
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     (c)  Exhibits. The following exhibit is filed herewith:

99.1 Press Release dated July 31, 2003, reporting results for the second quarter ended June 30, 2003.

Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

     On July 31, 2003, Shire Pharmaceuticals Group plc (the "Company") issued a press release announcing the Company's results for the quarter ended June 30, 2003. The press release is furnished herewith as Exhibit 99.1 to this Report.

     The information furnished under this Item 12, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.



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                                       -2-


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2003                 SHIRE PHARMACEUTICALS GROUP PLC



                                     By:    /s/  Angus Russell
                                            ------------------------------
                                             Name: ANGUS RUSSELL
                                            Title:  Group Finance Director


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                                  EXHIBIT INDEX


Number   Description
------   ------------

99.1 Press Release dated July 31, 2003, reporting results for the second quarter ended June 30, 2003.